Exhibit 99.1

KushCo Holdings to Report Fiscal Third Quarter 2021 Financial Results on Thursday, July 8, 2021

Company Also Announces Record Date of July 1, 2021 for Upcoming Special Meeting of Stockholders to Vote on the Proposed Merger with Greenlane Holdings, Inc.

CYPRESS, Calif., — June 28, 2021 — KushCo Holdings, Inc. (OTCQX: KSHB) (''KushCo'' or the ''Company''), a premier provider of ancillary products and services to the legal cannabis and CBD industries, is scheduled to host a conference call and webcast on Thursday, July 8, 2021 at 4:30 p.m. Eastern time to discuss its financial and operational results for its fiscal third quarter ended May 31, 2021.

The Company’s financial results will be available on its investor relations website at ir.kushco.com and announced in a press release after the market close on the same day.

KushCo management will host the conference call and presentation followed by a question and answer session. The call will be webcast with an accompanying slide deck, which can be accessed by visiting the Financial Results page of the Company’s investor relations website.

All interested parties are invited to listen to the live conference call and presentation by dialing the number below or by clicking the webcast link available on the Financial Results page of the Company’s investor relations website.

Date: Thursday, July 8, 2021
Time: 4:30 p.m. Eastern time (1:30 p.m. Pacific time)
Toll-free Number: 877-407-9124
International Number: 201-689-8584
Webcast Link: Here

Please visit the website at least 15 minutes prior to the call to register, download, and install any necessary audio software. An operator will register your name and organization. If you have any difficulty connecting with the conference call or webcast, please contact KushCo’s investor relations at ir@kushco.com or 714-539-7653.

A replay of the call will be available on the Financial Results page of the Company’s investor relations website approximately two hours after the conference call has ended.

Record Date For Upcoming Special Meeting of Stockholders to Approve Proposed Merger with Greenlane

The Company is also announcing that its board of directors has approved July 1, 2021 as the record date (the “KushCo Record Date”) for the upcoming special meeting of stockholders to approve the proposed merger with Greenlane Holdings, Inc. (the “Merger”). All holders of record of KushCo common stock (or their duly appointed proxies) as of the close of business on the KushCo Record Date will be entitled to notice of, and to vote at, the KushCo special meeting.

The date for the special meeting will be announced at a later date.

About KushCo Holdings

KushCo Holdings, Inc. (OTCQX: KSHB) (www.kushco.com) is a premier provider of ancillary products and services to the legal cannabis and CBD industries. KushCo Holdings' subsidiaries and brands provide product quality, exceptional customer service, compliance knowledge and a local presence in serving its diverse customer base, which consists of leading multi-state-operators (MSOs), licensed producers (LPs), and brands.

Founded in 2010, KushCo Holdings has now sold more than 1 billion units to growers, brand owners, processors and producers across North America, South America, and Europe, specializing in child-resistant compatible and fully customizable packaging, exclusive vape hardware and technology, and complementary solvents and natural products.

As a pioneer in the industry, KushCo continues to work to create a positive impact on the environment, society, and community through CSR and ESG initiatives, such as: offering sustainable and compostable packaging; donating PPE supplies to healthcare workers on the frontline fighting the COVID-19 pandemic; partnering with organizations such as Mission Green to offer social equity programs for industry inclusion; being one of the first in the industry to award paid time-off for all employees on November 3, 2020 (“Election Day”); and working to incorporate industry-leading corporate governance practices and a more diverse board makeup.

For more information on KushCo’s commitment to CSR and ESG initiatives, please visit the Company’s #KushCares page at www.kushco.com/kushcares.

KushCo has been featured in media nationwide, including CNBC, Fox News, Yahoo Finance, Cheddar, Los Angeles Times, TheStreet.com, and Entrepreneur, Inc Magazine. For more information, visit www.kushco.com or call (888) 920-5874.

KushCo Holdings Contact

Investor Contact:
Najim Mostamand, CFA
Director of Investor Relations
714-539-7653
ir@kushco.com

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements. These forward-looking statements generally can be identified by phrases such as “will,” “expects,” “anticipates,” “foresees,” “forecasts,” “estimates” or other words or phrases of similar import. These statements are based on current expectations, estimates and projections about the industry, markets in which Greenlane and KushCo operate, management’s beliefs, assumptions made by management and the transactions described in this communication. While Greenlane’s and KushCo’s management believes the assumptions underlying the forward-looking statements and information are reasonable, such information is necessarily subject to uncertainties and may involve certain risks, many of which are difficult to predict and are beyond management’s control. These risks include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against the parties and others following announcement of the Merger Agreement; (3) the inability to consummate the Merger due to the failure to obtain the requisite stockholder approvals or the failure to satisfy other conditions to completion of the Merger; (4) risks that the proposed Merger disrupts current plans and operations of Greenlane and/or KushCo; (5) the ability to recognize the anticipated benefits of the Merger; and (6) the amount of the costs, fees, expenses and charges related to the Merger; and the other risks and important factors contained and identified in Greenlane’s and KushCo’s filings with the SEC, such as their respective most recent Annual Reports on Form 10-K, any of which could cause actual results to differ materially from the forward-looking statements in this communication.

There can be no assurance that the Merger will in fact be consummated on the expected timeline or at all. We caution investors not to unduly rely on any forward-looking statements. The forward-looking statements speak only as of the date of this press release. Neither Greenlane nor KushCo is under any duty to update any of these forward-looking statements after the date of this communication, nor to conform prior statements to actual results or revised expectations, and neither Greenlane nor KushCo intends to do so.

Important Information for Investors and Stockholders

In connection with the proposed Merger, Greenlane has filed with the Securities and Exchange Commission (the "SEC") a registration statement on Form S-4 that includes a joint proxy statement of Greenlane and KushCo that also constitutes a prospectus of Greenlane, which joint proxy statement will be mailed or otherwise disseminated to Greenlane’s and KushCo’s respective stockholders after the registration statement has been declared effective by the SEC. Greenlane and KushCo also plan to file other relevant documents with the SEC regarding the proposed merger. INVESTORS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.

Investors and security holders may obtain free copies of the registration statement and the joint proxy statement/prospectus (if and when it becomes available) and other relevant documents filed by Greenlane and KushCo with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by the companies will be available free of charge on their respective websites at www.gnln.com and www.kushco.com.

Participants in Solicitation

Greenlane, KushCo and their respective directors and executive officers may be considered participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Greenlane is set forth in its proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 24, 2020. Information about the directors and executive officers of KushCo is set forth in its proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on December 28, 2020. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.